UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2025

Phoenix Motor Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41414	85-4319789
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1500 Lakeview Loop Anaheim, CA	92807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (909) 987-0815

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0004 per share	PEV	The Nasdaq Stock Market LLC

☒	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

EXPLANATORY NOTE

This Current Report on Form 8-K/A is being filed by Phoenix Motor Inc., a Delaware corporation (the “Company”), to amend the Current Report on Form 8-K the Company filed with the Securities and Exchange Commission on March 21, 2025 (the “Original Report”) to provide an amendment to the Loan Agreement and the Initial Note to correct an inadvertent error. Except as provided herein, the disclosures made in the Original Report remain unchanged.

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported, on March 14, 2025, the Company entered into a loan agreement (the “Loan Agreement”) with J.J. Astor & Co. (the “Lender”) pursuant to which the Lender agreed to loan the Company the sum of up to $6,000,000, in two tranches of $4,000,000 and $2,000,000, in consideration for a senior secured convertible promissory note in the original principal amount of $5,300,000 (the “Initial Note”), and if the second tranche of $2,000,000 is requested by the Company and funded by the Lender, an additional senior secured convertible promissory note in the original principal amount of $2,650,000 (the “Additional Note,” and together with the Initial Note, the “Notes”).

On April 2, 2025, the Company and the Lender entered into an Amendment to the Loan Agreement and Initial Note (the “Amendment”) to correct an inadvertent error. The Amendment provides, among other things, that upon an event of default, the conversion price of the Notes will be 80% of the average of the four lowest VWAP over the 20 trading days prior to conversion.

The foregoing summary of the Amendment does not purport to be complete and is qualified in their entirety by reference to a copy of the Amendment filed herewith as Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Amendment to the Loan Agreement and Initial Note, dated April 2, 2025, by and between Phoenix Motor Inc. and J.J. Astor & Co.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 3, 2025	PHOENIX MOTOR INC.

	By:	/s/ Xiaofeng Denton Peng
	Name:	Xiaofeng Denton Peng
	Title:	Chief Executive Officer and Chairman of the Board